PROPERTY AND EQUIPMENT, NET (Tables)	9 Months Ended
Sep. 29, 2012
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

In thousands	September 29, 2012	December 31, 2011	October 1, 2011
Land and buildings (a)	$48,893	$72,009	$73,125
Machinery and equipment	229,686	233,540	230,816
Furniture and fixtures	137,839	127,913	131,588
Leasehold improvements	257,969	249,734	268,934
	674,387	683,196	704,463
Less: Accumulated depreciation and amortization	449,800	444,532	449,851
Total property and equipment, net	$224,587	$238,664	$254,612

(a)

The decrease in the balance compared to October 1, 2011 primarily reflected aggregate non-cash impairment charges of $24.6 million related to the Company’s Ohio distribution center and New Jersey corporate office.